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                                                                    EXHIBIT 23.8


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 17, 1997 on the combined financial statements of The Wallace Companies included in Republic Industries, Inc.'s Form 8-K dated February 27, 1997 and to all references to our Firm included in this registration statement.


/s/ GOLDENBERG ROSENTHAL FRIEDLANDER LLP

GOLDENBERG ROSENTHAL FRIEDLANDER LLP


Jenkintown, Pennsylvania
September 15, 1997